Interests in Joint Ventures - Schedule of Due from Joint Ventures (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Schedule of Due from Joint Ventures [Abstract]
Costs of investment in joint ventures			$ 16,506
Share of post-acquisition losses and other comprehensive income			55,370
Group’s share of net assets of joint ventures			71,876
Due from joint ventures			23,810
Total			$ 95,686